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CUSIP NO. 989070602               SCHEDULE 13D               PAGE 12 OF 13 PAGES
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                                    EXHIBIT 1

                  AGREEMENT AS TO JOINT FILING OF SCHEDULE 13D

     In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13D and any further amendments thereto need to be filed with respect to the beneficial ownership by each of the undersigned of shares of common stock of Zapata Corporation, a Nevada corporation, and further agrees that this Joint Filing Agreement be included as an exhibit to the
Schedule 13D provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

Dated: October 3, 2005

                                        WL ROSS & CO. LLC


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                        WLR RECOVERY FUND II, L.P.

                                        By: WLR Recovery Associates II LLC,
                                            its General Partner


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                        WLR RECOVERY FUND III, L.P.

                                        By: WLR Recovery Associates III LLC,
                                            its General Partner


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                        WLR RECOVERY ASSOCIATES II LLC


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                        WLR RECOVERY ASSOCIATES III LLC


                                        By: /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.,
                                            its Managing Member


                                            /s/ Wilbur L. Ross, Jr.
                                            ------------------------------------
                                            Wilbur L. Ross, Jr.